UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2008

                  SALOMON SMITH BARNEY AAA ENERGY FUND L.P. II
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                        0-50272                   03-0407557
   --------                        -------                   ----------
(State or other                (Commission File           (IRS Employer
jurisdiction of                     Number)               Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                        731 Lexington Avenue - 25th Floor
                        ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


    Registrant's telephone number, including area code:     (212) 559-2011
                                                            --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     The Registrant does not have a board of directors. The Registrant's general partner, Citigroup Managed Futures LLC (the "General Partner"), is managed by a board of directors.

Effective January 31, 2008, Mr. David J. Vogel retired as a Director of the General Partner.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SALOMON SMITH BARNEY AAA
                                        ENERGY FUND L.P. II

                                        By: Citigroup Managed Futures LLC,
                                        General Partner



                                        By /s/ Jerry Pascucci
                                           -------------------------------------
                                           Jerry Pascucci
                                           President and Director


                                        By /s/ Jennifer Magro
                                           -------------------------------------
                                           Jennifer Magro
                                           Chief Financial Officer and Director


Date:  February 1, 2008